UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2020

General Motors Financial Company, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
801 Cherry Street, Suite 3500, Fort Worth, Texas 76102
(Address of principal executive offices, including Zip Code)
(817) 302-7000
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
5.250% Senior Notes due 2026	GM/26	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
See Item 2.03 below.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
On April 24, 2020, General Motors Financial Company, Inc. (“GM Financial”), General Motors Company (“GM”) and certain other wholly-owned subsidiaries of GM entered into Amendment No. 1 (the “Amendment”) to its Third Amended and Restated 3-Year Revolving Credit Agreement, dated April 18, 2018, with JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and the lenders named therein, which consists of a three-year, $4.0 billion revolving credit facility (as amended, the “Three-Year Facility”). GM and GM Financial previously entered into its Third Amended and Restated 5-Year Revolving Credit Agreement and its Second Amended and Restated 364-Day Revolving Credit Agreement, each with JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and the lenders named therein (collectively with the Three-Year Facility, the “Facilities”).
Pursuant to the Amendment, among other things, the termination date for a $3.6 billion portion of the Three-Year Facility was extended by one year, now set to mature on April 18, 2022 (the termination date of April 18, 2021 for the remaining portion of the Three-Year Facility remains unchanged), and GM is restricted from (i) engaging in share repurchases so long as any borrowings are outstanding under the Facilities and (ii) paying dividends on its common stock so long as borrowings under the Facilities exceed $5.0 billion, in each case, subject to exceptions and limitations. The other material terms and conditions set forth in the Three-Year Facility remain unchanged. For a description of the Three-Year Facility, see GM Financial’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 20, 2018.
The foregoing description does not constitute a complete summary of the Amendment and is qualified in its entirety by reference to the full text of the Amendment filed herewith.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description of Exhibit
10.1†
Amendment No. 1, dated April 24, 2020, to Third Amended and Restated 3-Year Revolving Credit Agreement, dated April 18, 2018, among General Motors Company, General Motors Financial Company, Inc., General Motors do Brasil Ltda., the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Citibank, N.A., as syndication agent.

†
Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: April 27, 2020	By:	/s/ SUSAN B. SHEFFIELD
Susan B. Sheffield
Executive Vice President and Chief Financial Officer